UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)      January 23, 2004

                       MYERS INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8524	34-0778636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1293 South Main Street, Akron, OH	44301
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code      (330) 253-5592

(Former name or former address, if changed since last report)

Item 5.	Other Events and Regulation FD Disclosure

On January 23, 2004, the Registrant issued a press release announcing the date of the fourth quarter and fiscal 2003 earnings release. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.	Financial Statements and Exhibits
(c)	Exhibits
	99.1	Press release of Company dated January 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc
(Registrant)

DATE January 23, 2004	By:	/s/ Gregory J Stodnick
Gregory J Stodnick
Vice President-Finance Financial Officer (Duly Authorized officer and Principal Financial and Accounting Officer